Goldman Sachs Funds

HIGH YIELD FUND

Semiannual Report April 30, 2001

8.23
9.17
9.39
9.76
108.88
8.92
105.63
6.86
7.08
8.96
9.07
9.35
99.75
104.50
99.50
91.88
102.00
103.00
101.00
99.00
NOM %
EFF
%CHG
%

A high level of current income

through a diversified portfolio

of high yield securities.

G O L D M A N  S A C H S  H I G H  Y I E L D  F U N D

Market Review

Dear Shareholder:

During the period under review, fixed income securities posted strong results. This was in sharp contrast to the negative returns generated by the global equity markets.

The U.S. Economy Stumbles

In our last report to shareholders, we pointed out that economic growth in the U.S. was beginning to moderate. Since that time, we’ve seen economic activity decline sharply. By the fourth quarter of 2000, many financial and economic indicators suggested an increasing probability of a recession. The most significant signs of moderation included weak production data, higher unemployment claims, and lower consumer confidence. This triggered the Federal Reserve Board (the “Fed”) to switch gears and officially move from a “tightening” to an “easing” bias.

In January 2001, the Fed began aggressively taking steps to ward off a recession — beginning with an unexpected 50 basis point interest rate cut on January 3rd, between its regularly scheduled meeting. The Fed followed up with three additional 50 basis point cuts during the reporting period, the last of which was another inter-meeting move in mid-April. This series of four rate cuts in less than four months, constituting 200 basis points in total, demonstrates the Fed’s willingness to stimulate economic growth.

The Bond Market Excels

During most of the reporting period, bond prices in general rose, as interest rates declined. The growing demand for bonds was also a positive, as many investors abandoned the faltering stock market in favor of these “safer havens.” One of the few sectors of the market that initially faltered was corporate bonds—in particular high yield bonds. The prospect for slower economic growth and an increase in defaults caused the price of these bonds to decline during the fourth quarter. This was exacerbated by heavy outflows from high yield mutual funds and institutional investors. However, the corporate bond market reversed course in January 2001, spurred on by the Fed’s interest rate cuts. Investors flocked back into the sector, chasing what had been historically cheap levels.

As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood Co-Head, Goldman Sachs Asset Management

May 9, 2001

G O L D M A N  S A C H S  H I G H  Y I E L D  F U N D

What Distinguishes Goldman Sachs’
Fixed Income Investing Process?

At Goldman Sachs Asset Management, the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

The goal of the Goldman Sachs High Yield Fund is to generate risk adjusted returns by minimizing default losses and focusing on issues with strong upside potential.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set in order to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

1 RIGOROUS SECURITY SELECTION

- Assess relative value among sectors (such as mortgages and corporates) and sub-sectors
- Leverage the vast resources of Goldman Sachs in selecting securities for each portfolio.

2 PRECISE PORTFOLIO CONSTRUCTION

- Team approach to decision making
- Manage risk by avoiding significant sector and interest rate bets
- Careful management of yield curve strategies — while closely managing portfolio duration

RESULT

Fixed Income portfolios that:

- Include domestic and global investment options, tax-free income opportunities, and access to areas of specialization such as high yield
- Capitalize on Goldman Sachs' industry renowned credit research capabilities
- Use a risk-managed framework to seek total return, recognizing the importance of investors' capital accumulation goals as well as their need for income

1

G O L D M A N  S A C H S  H I G H  Y I E L D  F U N D

Fund Basics
as of April 30, 2001

P E R F O R M A N C E R E V I E W

October 31, 2000– April 30, 2001	Fund Total Return (based on NAV)[1]	30-Day Standardized Yield[2]		Lehman High Yield Bond Index[3]

Class A	2.86%	10.16%		2.82%
Class B	2.48	9.89		2.82
Class C	2.48	9.89		2.82
Institutional	3.06	11.05		2.82
Service	2.93	N/A		2.82

[1]  The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of net shares outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions.
[2]  The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
[3]  The Lehman Brothers High Yield Bond Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

S TA N D A R D I Z E D A N N U A L T O T A L R E TU R N S [4]

For the period ending 3/31/01	Class A	Class B	Class C	Institutional	Service

One Year	–3.26%	–4.40%	–0.37%	1.66%	1.16%
Since Inception	1.89	1.60	2.48	3.58	3.07
	(8/1/97)	(8/1/97)	(8/15/97)	(8/1/97)	(8/1/97)

[4]  The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

T O P 1 0 H O L D I N G S A S O F 4/ 3 0/ 0 1 [5]
Company	Line of Business			% of Portfolio

Nextel Communications, Inc.	Telecommunications– Cellular			3.7%
Crown Castle International Corp.	Media–Non-Cable			2.7
Charter Communications Holdings LLC	Media–Cable			2.6
Telewest Communications PLC	Media–Cable			2.4
Riverwood International Corp.	Paper			2.2
Allied Waste North America, Inc.	Environmental			1.9
CSC Holdings, Inc.	Media–Cable			1.5
McLeodUSA, Inc.	Telecommunications			1.5
Fisher Scientific International, Inc.	Consumer Cyclicals			1.5
Avecia Group PLC	Chemicals			1.4

Credit Allocation: AAA 0.8% A 1.6%	BBB 1.7% BB 9.9% B 76.7% CCC/NR 9.3%

[5] The Fund is actively managed and, as such, its composition may differ over time.

2

G O L D M A N  S A C H S  H I G H  Y I E L D  F U N D

Portfolio Results

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs High Yield Fund for the six-month period that ended April 30, 2001.

Performance Review

Over the six-month reporting period that ended April 30, 2001, the Fund’s A, B, C, Institutional and Service share classes generated cumulative total returns, at net asset value, of 2.86%, 2.48%, 2.48%, 3.06% and 2.93%, respectively. These figures compared favorably to the 2.82% total return of the Fund’s benchmark, the Lehman High Yield Bond Index.

High Yield Market

The reporting period began on a negative note, as November 2000 was one of the worst months for the high yield market since 1980. Investors reacted negatively to the combination of election uncertainties, fourth quarter outlook revisions, and the threat of a possible hard landing for the U.S. economy. Then, in December, high yield bonds bounced back from their lows. The market’s improved tone forced some short covering, which accelerated the price recovery. As usual, higher quality, more liquid issues led the rally.

     The market continued to rebound during much of the first quarter of 2001. January was a standout month, as high yield bonds registered their second best month ever according to Merrill Lynch. Spurred on by the early 50 basis point interest rate cut by the Federal Reserve Board (the “Fed”), investors flocked into the market, chasing what had been historically cheap levels. While February’s returns were more modest, high yield bonds remained resilient, despite the third worst monthly performance for the NASDAQ. However, the market stumbled in March, due to the continued broad decline in the stock markets and a stream of corporate profit warnings. Telecom bonds sold off sharply amid deepening skepticism over the future of some of the newer start-up companies. With no immediate end in sight to the ballooning tech inventories, technology bonds also came under pressure. Despite this gloom, industrial company bonds continued to be sought after by investors.

     The high yield market ended the reporting period on a positive note, aided by the rebound in equities after the Fed again unexpectedly cut interest rates by 50 basis points in mid-April. In addition, first quarter conference calls from industrial companies suggested that there were some signs that demand was stabilizing, following the sharp inventory correction in the first quarter. However, the cut was too late to aid telecommunications bonds.

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation. The Fund invests primarily in high yield, fixed income securities rated, at the time of investment, medium quality or non-investment grade.

Portfolio Composition

As of April 30, 2001, the Fund was diversified among 405 issues. Holdings in the top 10 companies represented 21.4% of the portfolio.

3

G O L D M A N  S A C H S  H I G H  Y I E L D  F U N D

Throughout the reporting period, we maintained our strategy of investing using bottom-up credit analysis. Over the medium-term, we believe this can produce the best risk-adjusted returns. During this period, a number of investment grade companies such as Xerox, JC Penney and the Californian Electric Utilities found their way into the high yield market after experiencing liquidity crises. In most cases, bonds issued by these firms fell straight to distressed levels. Consequently, we have been wary of investing in these names without clear evidence of a stabilization in their operations. We continue to monitor the development of the emerging telecommunications sector, and have reduced our exposure accordingly. Conversely, the Fund added a number of new U.S. and European industrial names, as well as increasing our exposure to existing core positions.

Portfolio Highlights

  Nextel Communications, Inc. — Nextel is a major U.S. wireless operator. A slowdown in growth at Nextel caused its stock to plunge, with a residual negative effect on its bonds. However, we see Nextel as having established a valuable franchise with a sustainable balance sheet. We also believe it will continue to have the ability to meet its debt obligations on a timely basis. Consequently, we have used this period of weakness as an opportunity to add to our Nextel exposure.
  Charter Communications Holdings LLC — Charter is one of the largest U.S. cable operators. The firm recently purchased a number of cable properties from AT&T. Its management team is well-regarded, with an excellent track record of integrating acquisitions into the Charter fold — using what we believe to be an appropriate balance of debt and equity. We participated in two recent large bond issues from the company and continue to hold an overweight position.
  Grohe Holding GMBH — Grohe, a manufacturer of plumbing fixtures, is seeking to capitalize on its high-end European reputation to expand into the U.S. market. The firm was purchased as a classic leveraged buyout from the German family-owned business, BC Partners, one of Europe’s leading leverage buyout firms. The bond deal was priced cheaply during the market volatility that was taking place in November, and the bonds have subsequently rebounded strongly.

  Portfolio Outlook

  We expect the outlook for high yield bonds to remain mixed, with the market’s appetite for solid industrials undiminished and with telecom names increasingly shunned. We believe the shakeout in the telecom sector should continue for at least another quarter, absent a change in sentiment. The forward calendar, while growing, is biased towards relatively richly priced, higher quality companies. There remains a dearth of new, higher yielding single-B issuers, as new industrial issuers find their bond deals heavily oversubscribed.

  We thank you for your investment and look forward to your continued confidence.

  Goldman Sachs High Yield Investment Management Team

  May 9, 2001

4

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

April 30, 2001 (Unaudited)

The following graph shows the value as of April 30, 2001, of a $10,000 investment made on August 1, 1997 (commencement of operations) in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs High Yield Fund. For comparative purposes, the performance of the Fund’s benchmark (the Lehman High Yield Bond Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

High Yield Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 1, 1997 to April 30, 2001.

Average Annual Total Return through April 30, 2001	Since Inception	One Year	Six Months (a)

Class A (commenced August 1, 1997)
Excluding sales charges	3.18%	0.37%	2.86%
Including sales charges	1.92%	-4.20%	-1.82%

Class B (commenced August 1, 1997)
Excluding contingent deferred sales charges	2.41%	-0.37%	2.48%
Including contingent deferred sales charges	1.59%	-5.36%	-2.64%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.45%	-0.37%	2.48%
Including contingent deferred sales charges	2.45%	-1.37%	1.46%

Institutional Class (commenced August 1, 1997)	3.58%	0.76%	3.06%

Service Class (commenced August 1, 1997)	3.07%	0.27%	2.93%

(a)	Not annualized.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments
April 30, 2001 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – 77.7%

Aerospace – 2.6%
Argo-Tech Corp. (B-/B3)
$ 7,500,000	8.63%	10/01/2007	$ 6,537,500
BE Aerospace, Inc. (B/B2)
2,000,000	9.88	02/01/2006	2,097,500
Burke Industries, Inc. (CCC+/Caa1)
2,000,000	10.00	08/15/2007	400,000
Communications Instruments, Inc. (B-/B3)
2,500,000	10.00	09/15/2004	2,125,000
Dunlop Standard Aerospace Holdings (B-/B3)
3,000,000	11.88	05/15/2009	3,180,000
Hexcel Corp. (B/B2)
3,500,000	9.75	01/15/2009	3,395,000
K&F Industries, Inc. (B-/B3)
6,500,000	9.25	10/15/2007	6,678,750
Sequa Corp. (BB/Ba2)
1,500,000	9.00	08/01/2009	1,522,500
Transdigm, Inc. (B-/B3)
1,000,000	10.38	12/01/2008	962,500
Worldwide Flight Services, Inc. (B/B3)†
750,000	12.25	08/15/2007	637,500

			27,536,250

Automotive Parts – 2.9%
Accuride Corp. (B-/B2)
3,000,000	9.25	02/01/2008	2,160,000
American Axle & Manufacturing, Inc. (B+/B1)
10,000,000	9.75	03/01/2009	9,850,000
Anchor Lamina, Inc. (B-/B3)
1,500,000	9.88	02/01/2008	510,000
Federal-Mogul Corp. (B-/B3)
2,000,000	7.50	01/15/2009	320,000
Hayes Lemmerz International, Inc. (B-/B2)
4,500,000	9.13	07/15/2007	3,690,000
Hayes Wheels International, Inc. (B-/B2)
1,000,000	11.00	07/15/2006	910,000
JL French Automotive Castings (CCC+/B3)
1,500,000	11.50	06/01/2009	675,000
Navistar International Corp. (BB+/Ba2)
3,250,000	8.00	02/01/2008	3,006,250
Oxford Automotive, Inc. (B/Caa1)
3,500,000	10.13	06/15/2007	2,065,000
Prestolite Electric, Inc. (B-/B3)
2,074,000	9.63	02/01/2008	928,115
Stanadyne Automotive Corp. (B/Caa1)
3,250,000	10.25	12/15/2007	2,778,750
Tower Automotive, Inc. (BB-/B2)
1,500,000	5.00	08/01/2004	1,200,000
Venture Holdings Trust (B/B2)
4,000,000	9.50	07/01/2005	2,360,000

			30,453,115

Building Materials – 2.9%
Amatek Industries, Inc. (B/B3)
5,750,000	12.00	02/15/2008	4,485,000
Atrium Cos., Inc. (B-/B3)
3,000,000	10.50	05/01/2009	2,355,000

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Building Materials – (continued)
Better Minerals & Aggregates (B-/B3)†
$ 3,000,000	13.00%	09/15/2009	$ 2,520,000
Nortek, Inc. (B+/B1)
1,000,000	9.25	03/15/2007	977,500
3,000,000	9.13	09/01/2007	2,880,000
1,250,000	8.88	08/01/2008	1,193,750
Nortek, Inc. (B-/B3)
5,500,000	9.88	03/01/2004	5,500,000
Toll Corp. (BB+/Ba2)
1,000,000	8.25	02/01/2011	990,000
USG Corp. (BB-/Ba2)
2,000,000	8.50	08/01/2005	1,540,000
Werner Holdings Co., Inc. (B-/B2)
7,750,000	10.00	11/15/2007	7,440,000

			29,881,250

Capital Goods – 2.2%
Axiohm Transaction Solutions, Inc.V
3,000,000	9.75	10/01/2007	360,000
Flowserve Corp. (B/B3)†
3,000,000	12.25	08/15/2010	3,247,500
International Wire Group, Inc. (B-/B3)
3,000,000	11.75	06/01/2005	3,000,000
Packard BioScience Co. (B-/B3)
8,250,000	9.38	03/01/2007	7,940,625
Simonds Industries, Inc. (B-/B3)
750,000	10.25	07/01/2008	525,000
Thermadyne Holdings Corp. (CCC+/Caa3)§
4,000,000	0.00/12.50	06/01/2008	50,000
Thermadyne Manufacturing LLC (CCC+/Caa2)
5,250,000	9.88	06/01/2008	2,100,000
Trench Electric S.A. (CCC+/B3)
3,500,000	10.25	12/15/2007	2,450,000
Wabtec Corp. (BB/Ba3)
3,000,000	9.38	06/15/2005	2,902,500

			22,575,625

Chemicals – 4.7%
Avecia Group PLC (B/B2)
13,000,000	11.00	07/01/2009	13,715,000
Brunner Mond PLC (CC/Caa3)
1,000,000	11.00	07/15/2008	270,000
Equistar Chemicals LP (BBB-/Baa3)
2,000,000	7.55	02/15/2026	1,501,600
General Chemicals Industries (B/B3)
1,500,000	10.63	05/01/2009	855,000
Georgia Gulf Corp. (BB-/B1)
3,000,000	10.38	11/01/2007	3,165,000
Huntsman ICI Holdings LLC (B/B2)†
2,750,000	10.13	07/01/2009	2,805,000
Huntsman ICI Holdings LLC (B+/B3) @†
22,077,000	12.27	12/31/2009	6,954,255
Lyondell Chemical Co. (BB/Ba3)
5,000,000	9.88	05/01/2007	5,175,000
Lyondell Chemical Co. (B+/B2)
1,500,000	10.88	05/01/2009	1,541,250

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Chemicals – (continued)
PMD Group, Inc. (B/B3)†
$ 6,000,000	11.00%	02/28/2011	$ 6,180,000
Polymer Group, Inc. (B-/B3)
2,250,000	9.00	07/01/2007	877,500
3,750,000	8.75	03/01/2008	1,387,500
Sovereign Specialty Chemicals, Inc. (B-/B3)†
5,500,000	11.88	03/15/2010	5,225,000

			49,652,105

Conglomerates – 0.4%
Actuant Corp. (B/B3)
1,500,000	13.00	05/01/2009	1,500,000
Eagle-Picher Industries, Inc. (B-/Caa1)
6,500,000	9.38	03/01/2008	3,120,000

			4,620,000

Consumer Cyclicals – 5.3%
APCOA, Inc. (CCC+/Caa2)
5,000,000	9.25	03/15/2008	2,250,000
Avis Group Holdings, Inc. (BBB-/Baa3)
4,319,000	11.00	05/01/2009	4,880,470
Fisher Scientific International, Inc. (B-/B3)
15,250,000	9.00	02/01/2008	15,271,250
Intertek Finance PLC (B-/B2)
7,000,000	10.25	11/01/2006	5,390,000
MSX International, Inc. (B/B3)
1,000,000	11.38	01/15/2008	895,000
National Equipment Services, Inc. (B/B3)
5,000,000	10.00	11/30/2004	4,020,000
United Rentals, Inc. (BB-/B2)
4,750,000	9.50	06/01/2008	4,227,500
2,750,000	8.80	08/15/2008	2,330,625
2,000,000	9.25	01/15/2009	1,740,000
Volume Services America, Inc. (B-/B3)
3,500,000	11.25	03/01/2009	3,185,000
Wesco Distribution, Inc. (B/B2)
8,000,000	9.13	06/01/2008	7,600,000
Williams Scotsman, Inc. (B-/B3)
3,750,000	9.88	06/01/2007	3,206,250

			54,996,095

Consumer Products – 2.3%
Blount, Inc. (CCC+/B3)
4,000,000	13.00	08/01/2009	2,160,000
Cabot Safety Corp. (B/B3)
5,500,000	12.50	07/15/2005	5,472,500
Corning Consumer Products Co. (CCC+/Ca)
3,250,000	9.63	05/01/2008	520,000
Generac Portable Products LLC (CCC/Caa2)
2,000,000	11.25	07/01/2006	1,900,000
Jostens, Inc. (B/B3)
4,500,000	12.75	05/01/2010	4,545,000
Playtex Products, Inc. (B+/B1)
1,000,000	8.88	07/15/2004	1,000,000
Polaroid Corp. (CCC+/B3)
2,000,000	11.50	02/15/2006	740,000

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)

Consumer Products – (continued)
Sealy Mattress Co. (B-/B2)
$ 1,500,000	0.00/10.88	%§	12/15/2007	$ 1,290,000
2,500,000	9.88		12/15/2007	2,537,500
Sola International, Inc. (BB/Ba3)
1,500,000	11.00		03/15/2008	1,344,184
The Scotts Co. (B+/B2)†
1,000,000	8.63		01/15/2009	1,015,000
United Industries Corp. (CCC+/B3)
1,750,000	9.88		04/01/2009	1,277,500

				23,801,684

Defense – 0.5%
Condor Systems, Inc. (CCC/B3)†
2,000,000	11.88		05/01/2009	1,320,000
Newport News Shipbuilding, Inc. (B+/Ba3)
4,000,000	9.25		12/01/2006	4,260,000

				5,580,000

Energy – 1.1%
Benton Oil & Gas Co. (B/B3)
2,250,000	9.38		11/01/2007	1,355,625
Cross Timbers Oil Co. (B+/B1)
2,750,000	8.75		11/01/2009	2,873,750
P&L Coal Holdings Corp. (B/B2)
4,250,000	9.63		05/15/2008	4,462,500
R&B Falcon Corp. (A-/Baa3)
500,000	9.50		12/15/2008	586,250
Vintage Petroleum, Inc. (BB-/Ba3)
2,000,000	9.75		06/30/2009	2,180,000

				11,458,125

Entertainment – 0.7%
Premier Parks, Inc. (B/B3)
3,250,000	9.25		04/01/2006	3,306,875
Six Flags, Inc. (B/B3)†
4,000,000	9.50		02/01/2009	4,140,000
V2 Finance S.A.†
963,000	6.50		06/30/2012	221,490

				7,668,365

Environmental – 2.1%
Allied Waste North America, Inc. (BB-/Ba3)
4,000,000	8.88		04/01/2008	4,140,000
1,000,000	7.88		01/01/2009	985,000
Allied Waste North America, Inc. (B+/B2)
14,750,000	10.00		08/01/2009	15,192,500
The IT Group, Inc. (B+/B3)
2,000,000	11.25		04/01/2009	1,740,000

				22,057,500

Food – 2.7%
Agrilink Foods, Inc. (B-/B3)
1,500,000	11.88		11/01/2008	1,230,000
Aurora Foods, Inc. (CCC+/Caa1)
5,750,000	9.88		02/15/2007	5,175,000
2,000,000	8.75		07/01/2008	1,660,000

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
April 30, 2001 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Food – (continued)
Del Monte Foods Co. (B-/Caa1)§
$ 6,350,000	0.00/12.50%	12/15/2007	$ 6,191,250
Domino’s, Inc. (B-/B3)
5,000,000	10.38	01/15/2009	5,062,500

Eagle Family Foods (CCC+/B3)
5,000,000	8.75	01/15/2008	2,900,000

New World Pasta Co. (CCC+/Caa1)
1,000,000	9.25	02/15/2009	560,000

Premier International Foods PLC (B-/B3)†
5,000,000	12.00	09/01/2009	5,000,000

			27,778,750

Gaming – 1.1%
Ameristar Casinos, Inc. (B-/B3)†
4,000,000	10.75	02/15/2009	4,100,000

Autotote Corp. (B-/B3)†
3,000,000	12.50	08/15/2010	2,767,500

Mandalay Resort Group (BB-/Ba3)
2,000,000	10.25	08/01/2007	2,100,000

MGM Mirage, Inc. (BB+/Ba2)
2,875,000	8.38	02/01/2011	2,900,156

			11,867,656

Health Care – 2.4%
ALARIS Medical, Inc. (CCC+/Caa1)§
4,000,000	0.00/11.13	08/01/2008	600,000

DJ Orthopedics LLC (B-/B3)
4,000,000	12.63	06/15/2009	3,940,000

Fresenius Medical Capital Trust I (B+/Ba3)
2,750,000	9.00	12/01/2006	2,798,125

Genesis Health Ventures, Inc.V
500,000	9.25	10/01/2006	80,000
1,000,000	9.88	01/15/2009	160,000

Hudson Respiratory Care, Inc. (B-/B3)
3,500,000	9.13	04/15/2008	2,458,750

Iasis Healthcare Corp. (B-/B3)†
4,250,000	13.00	10/15/2009	4,568,750

Kinetic Concepts, Inc. (CCC/B3)
5,000,000	9.63	11/01/2007	4,650,000

Triad Hospitals Holdings, Inc. (B-/B2)
5,500,000	11.00	05/15/2009	6,036,250

			25,291,875

Insurance Companies – 0.8%
Willis Corroon Corp. (B+/Ba3)
8,650,000	9.00	02/01/2009	8,563,500

Media-Cable – 8.5%
Adelphia Communications Corp. (B+/B2)
3,000,000	9.38	11/15/2009	2,940,000
1,000,000	10.88	10/01/2010	1,055,000

Advanstar Communications, Inc. (B-/B2)†
2,500,000	12.00	02/15/2011	2,550,000

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)

Media-Cable – (continued)
Advanstar, Inc.§
$ 2,875,000	0.00/15.00%		10/15/2011	$ 1,502,188

Avalon Cable Holding Finance (B+/B2)§
2,500,000	0.00/11.88		12/01/2008	1,956,250

Callahan Nordrhein Westfalen (B-/B3)†
3,500,000	14.00		07/15/2010	3,570,000

Charter Communications Holdings LLC (B+/B2)
2,000,000	8.63		04/01/2009	1,950,000
9,000,000	10.75		10/01/2009	9,720,000
3,000,000	0.00/11.75	§	01/15/2010	2,115,000
18,125,000	0.00/9.92	§	04/01/2011	12,914,062

Echostar DBS Corp. (B+/B1)
5,000,000	9.38		02/01/2009	5,100,000

Frontiervision Holdings LP (B+/B2)§
8,000,000	0.00/11.88		09/15/2007	8,120,000

Insight Midwest (B+/B1)†
2,500,000	10.50		11/01/2010	2,700,000

Mediacom LLC (B+/B2)
2,000,000	8.50		04/15/2008	1,900,000
2,000,000	9.50†		01/15/2013	1,950,000

Multicanal S.A.
1,000,000	13.13		04/15/2009	700,000

NTL Communications Corp. (B-/B2)
2,250,000	11.88		10/01/2010	1,912,500

Ono Finance PLC (CCC+/Caa1)†
9,250,000	13.00		05/01/2009	6,817,775

Renaissance Media Group LLC (B-/B2)§
3,000,000	0.00/10.00		04/15/2008	2,250,000

Telewest Communications PLC (B-/B2)
5,250,000	0.00/11.00	§	10/01/2007	5,072,812
5,000,000	11.25		11/01/2008	4,975,000
2,000,000	0.00/9.78	§	04/15/2009	1,060,000
2,000,000	0.00/11.38	§	02/01/2010	1,125,000
1,000,000	9.88		02/01/2010	912,500

Telewest Finance (B/B2)†
5,000,000	6.00		07/07/2005	4,075,000

				88,943,087

Media-Non Cable – 4.6%
AMFM, Inc. (BB+/Ba3)
5,250,000	8.13		12/15/2007	5,433,750

Chancellor Media Corp. LA (BBB-/Ba1)
3,500,000	8.00		11/01/2008	3,622,500

Crown Castle International Corp. (B/B3)
15,500,000	0.00/10.63	§	11/15/2007	13,058,750
4,250,000	0.00/10.38	§	05/15/2011	3,102,500
5,500,000	0.00/11.25	§	08/01/2011	3,877,500
2,875,000	10.75		08/01/2011	3,069,063

Emmis Escrow Corp. (B-/B3)† #
2,500,000	12.50		03/15/2011	1,412,500

Lin Holdings Corp. (B-/B3)§
9,500,000	0.00/10.00		03/01/2008	7,006,250

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Media-Non Cable – (continued)
PX Escrow Corp. (B-/Caa1)§
$ 1,000,000	0.00/9.63%	02/01/2006	$ 350,000

Spectrasite Holdings, Inc. (B-/B3)§
5,500,000	0.00/11.25	04/15/2009	2,915,000

Young Broadcasting, Inc. (B/B2)
5,000,000	8.75	06/15/2007	4,500,000

			48,347,813

Metals – 0.5%
Earle M. Jorgensen Co. (B-/B3)
3,500,000	9.50	04/01/2005	3,150,000

Haynes International, Inc. (B-/Caa1)
1,500,000	11.63	09/01/2004	900,000

Republic Technologies International
2,000,000	13.75	07/15/2009	120,000

WHX Corp. (B-/Caa1)
2,500,000	10.50	04/15/2005	1,062,500

			5,232,500

Oil Services – 0.2%
Grant Prideco, Inc. (BB/Ba3)†
1,500,000	9.63	12/01/2007	1,582,500

Packaging – 2.8%
AEP Industries, Inc. (B/B3)
1,500,000	9.88	11/15/2007	1,425,000

Graham Packaging Co. (CCC+/Caa1)
7,500,000	8.75	01/15/2008	5,325,000

Graham Packaging Co. (CCC+/Caa2)§
7,750,000	0.00/10.75	01/15/2009	3,255,000

Owens-Illinois, Inc. (B+/B1)
4,000,000	7.15	05/15/2005	3,300,000

Pliant Corp. (B-/Caa1)
7,000,000	13.00	06/01/2010	4,900,000

Printpack, Inc. (B/B3)
3,000,000	10.63	08/15/2006	3,030,000

Printpack, Inc. (B+/B2)
3,000,000	9.88	08/15/2004	3,105,000

Stone Container Corp. (B/B2)†
1,500,000	9.25	02/01/2008	1,545,000
3,500,000	9.75	02/01/2011	3,626,875

			29,511,875

Paper – 3.5%
Ainsworth Lumber Co. Ltd. (CCC+/Caa1)
6,000,000	12.50	07/15/2007	4,860,000

APP China Group Ltd. (D/Caa3)†V
670,000	14.00	03/15/2010	43,550

Packaging Corp. of America (BB-/B1)
8,000,000	9.63	04/01/2009	8,580,000

Riverwood International Corp. (B-/B3)
6,000,000	10.25	04/01/2006	6,090,000
1,500,000	10.63	08/01/2007	1,537,500

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Paper – (continued)
Riverwood International Corp. (CCC+/Caa1)
$ 16,000,000	10.88%	04/01/2008	$ 15,200,000

			36,311,050

Publishing – 1.2%
American Lawyer Media, Inc. (B/B2)
4,000,000	9.75	12/15/2007	3,640,000

Day International Group, Inc. (B-/B3)
3,250,000	9.50	03/15/2008	2,860,000

Merrill Corp. (CCC+/B3)
1,500,000	12.00	05/01/2009	150,000

Transwestern Publishing Co. (B-/B2)
3,000,000	9.63	11/15/2007	2,970,000

WRC Media Corp. (B-/B3)
2,250,000	12.75	11/15/2009	2,025,000

Ziff Davis Media, Inc. (B-/B2)
1,000,000	12.00	07/15/2010	760,000

			12,405,000

Retailers – 0.5%
Advance Holdings Corp. (B-/Caa1)§
3,000,000	0.00/12.88	04/15/2009	1,770,000

Advance Stores Co., Inc. (B-/B3)
1,000,000	10.25	04/15/2008	940,000

Duane Reade, Inc. (B-/B3)
1,750,000	9.25	02/15/2008	1,645,000

Mattress Discounters Corp. (B/B3)
750,000	12.63	07/15/2007	603,750

			4,958,750

Technology – 3.5%
Amkor Technology, Inc. (B/B2)
2,500,000	5.00	03/15/2007	1,990,625

Amkor Technology, Inc. (BB-/Ba3)
2,000,000	9.25	02/15/2008	1,930,000

Chippac International Co., Ltd. (B-/B3)
1,250,000	12.75	08/01/2009	1,081,250

Details, Inc. (B/B3)§
2,000,000	0.00/12.50	11/15/2007	1,890,000

Fairchild Semiconductor Corp. (B/B2)
2,750,000	10.13	03/15/2007	2,681,250
1,500,000	10.38	10/01/2007	1,470,000
3,250,000	10.50	02/01/2009	3,168,750

Flextronics International Ltd. (BB-/Ba3)
3,250,000	9.88	07/01/2010	3,233,750

Intira Corp. (CCC)§
2,000,000	0.00/13.00	02/01/2010	840,000

MCMS, Inc. (CCC-/Caa3)
3,000,000	9.75	03/01/2008	780,000

NorthPoint Communications Group, Inc. (D/Ca)V
3,000,000	12.88	02/15/2010	45,000

SCG Holding & Semiconductor Corp. (B/B2)
7,530,000	12.00	08/01/2009	5,271,000

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
April 30, 2001 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)

Technology – (continued)
Seagate Technology International (B+/B1)†
$ 4,000,000	12.50%		11/15/2007	$ 3,940,000

Viasystems Group, Inc. (B-/B3)
13,500,000	9.75		06/01/2007	8,235,000

				36,556,625

Telecommunications – 8.2%
360networks, Inc. (B/B3)V
806,000	12.50		12/15/2005	108,810

Alaska Communications Holdings, Inc. (B+/B3)
2,000,000	9.38		05/15/2009	1,640,000

Allegiance Telecom, Inc. (B/B3)
5,000,000	0.00/11.75	§	02/15/2008	3,150,000
1,000,000	12.88		05/15/2008	940,000

Birch Telecom, Inc.
1,000,000	14.00		06/15/2008	550,000

Carrier1 International S.A. (B-/B3)†
2,250,000	13.25		02/15/2009	1,237,500

Colt Telecom Group PLC (B+/B1)§
6,650,000	0.00/12.00		12/15/2006	6,384,000

Completel Europe N.V.§
2,250,000	0.00/14.00		02/15/2009	787,500

Destia Communications, Inc.(D)
2,000,000	13.50		07/15/2007	40,000

Energis PLC (B+/B1)†
4,250,000	9.75		06/15/2009	4,122,500

Exodus Communications, Inc. (B/B3)
3,000,000	11.25		07/01/2008	2,325,000
1,250,000	10.75		12/15/2009	950,000
3,500,000	11.63		07/15/2010	2,747,500

Global Crossing Holdings Ltd. (BB/Ba2)
1,500,000	9.13		11/15/2006	1,428,750
2,750,000	9.63		05/15/2008	2,612,500
2,500,000	9.50		11/15/2009	2,362,500

Globix Corp. (B-)
2,250,000	12.50		02/01/2010	686,250

GST Network Funding, Inc. (CCC)§
2,000,000	0.00/10.50		05/01/2008	880,000

ICG Holdings, Inc. (D/Ca)§
3,000,000	0.00/11.63		03/15/2007	195,000

Intermedia Communications, Inc. (B/B2)
7,250,000	0.00/11.25	§	07/15/2007	5,981,250
1,000,000	9.50		03/01/2009	940,000

Intermedia Communications, Inc. (CCC+/B3)§
1,000,000	0.00/12.25		03/01/2009	660,000

Jazztel PLC (CCC+/Caa1)
750,000	14.00		04/01/2009	382,500

Leap Wireless International, Inc. (CCC/Caa2)
1,000,000	0.00/14.50	§	04/15/2010	250,000
500,000	12.50		04/15/2010	300,000

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)

Telecommunications – (continued)
Level 3 Communications, Inc. (B/B3)
$ 4,000,000	9.13%		05/01/2008	$ 2,600,000

McLeodUSA, Inc. (B+/B1)
4,500,000	0.00/10.50	§	03/01/2007	3,420,000
1,750,000	12.00		07/15/2008	1,505,000
4,000,000	9.50		11/01/2008	3,200,000
5,500,000	11.38		01/01/2009	4,785,000
2,750,000	11.50		05/01/2009	2,365,000

Metromedia Fiber Network, Inc. (B+/B2)
3,000,000	10.00		11/15/2008	2,040,000
2,000,000	10.00		12/15/2009	1,360,000

Metronet Communications Corp. (BBB/Baa3)
3,000,000	0.00/9.95	§	06/15/2008	2,452,134
750,000	10.63		11/01/2008	825,000

NEXTLINK Communications, Inc. (B/B2)
2,000,000	9.63		10/01/2007	940,000
2,250,000	9.00		03/15/2008	1,035,000
3,500,000	10.75		06/01/2009	1,732,500

Orange PLC (A-/A3)
1,500,000	8.75		06/01/2006	1,522,500
3,500,000	9.00		06/01/2009	3,587,500

Pathnet, Inc.V
1,500,000	12.25		04/15/2008	75,000

Price Communications Wireless, Inc. (B+/Ba2)
2,125,000	9.13		12/15/2006	2,210,000

PSINet, Inc. (CC/Ca)
3,750,000	10.00		02/15/2005	281,250
1,000,000	11.50		11/01/2008	75,000
1,000,000	11.00		08/01/2009	75,000

RSL Communications PLC (D/Ca)
1,000,000	12.25		11/15/2006	15,000
2,000,000	0.00/10.13	§	03/01/2008	40,000
625,000	9.13		03/01/2008V	12,500
2,000,000	10.50		11/15/2008	40,000

Tele1 Europe B.V. (B-/B3)
1,000,000	13.00		05/15/2009	870,000

TeleCorp PCS, Inc. (B3)†
2,000,000	10.63		07/15/2010	1,900,000

United Pan-Europe Communications N.V. (B-/Caa1)
1,000,000	0.00/13.75	§	02/01/2010	335,000
2,000,000	11.25		02/01/2010	1,320,000

Viatel, Inc. (D/Ca)
2,343,000	11.50		03/15/2009	281,160

WAM!Net, Inc. (CCC)§
1,250,000	0.00/13.25		03/01/2005	187,500

Williams Communications Group, Inc. (B+/B2)
2,000,000	10.70		10/01/2007	900,000
1,000,000	11.70		08/01/2008	450,000
1,500,000	10.88		10/01/2009	660,000
1,000,000	11.88		08/01/2010	450,000

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)

Telecommunications – (continued)
World Access, Inc. (D)V
$ 1,334,000	13.25%		01/15/2008	$ 28,347

XO Communications, Inc. (B/B2)
2,000,000	10.75		11/15/2008	990,000

				86,226,951

Telecommunications-Cellular – 9.1%
AirGate PCS, Inc. (CCC/Caa1)§
4,000,000	0.00/13.50		10/01/2009	2,400,000

Alamosa PCS Holdings, Inc. (CCC/Caa1)§
3,500,000	0.00/12.75		02/15/2010	1,820,000

Alamosa, Inc. (CCC/Caa1)
2,500,000	12.50		02/01/2011	2,456,250

American Tower Corp. (B/B3)†
5,000,000	9.38		02/01/2009	4,987,500

Cellco Finance N.V.
2,750,000	12.75		08/01/2005	1,980,000

Cellco Finance N.V. (B-/B2)
250,000	12.75		08/01/2005	180,000

Centennial Cellular Corp. (B-/B3)
6,000,000	10.75		12/15/2008	5,640,000

Clearnet Communications, Inc. (BBB+/Ba1)§
3,000,000	0.00/10.13		05/01/2009	2,527,500

Dobson Communications Corp. (B/B3)†
3,000,000	10.88		07/01/2010	3,045,000

Esat Telecom Group PLC (A/A2)
4,000,000	11.88		12/01/2008	4,687,240

Grupo Iusacell S.A. de C.V. (B+/B1)
2,000,000	14.25		12/01/2006	2,075,000

Horizon PCS, Inc. (CCC/Caa1)§
2,500,000	0.00/14.00		10/01/2010	975,000
IWO Holdings, Inc. (CCC/Caa1)†
3,000,000	14.00		01/15/2011	2,760,000
Millicom International Cellular S.A. (B-/Caa1)§
5,000,000	0.00/13.50		06/01/2006	4,250,000

Nextel Communications, Inc. (B/B1)
11,250,000	0.00/10.65	§	09/15/2007	8,268,750
3,750,000	0.00/9.75	§	10/31/2007	2,578,125
18,000,000	0.00/9.95	§	02/15/2008	12,150,000
8,250,000	9.38		11/15/2009	7,012,500
1,000,000	5.25		01/15/2010	627,500
5,000,000	9.50	†	02/01/2011	4,125,000

Nextel Partners, Inc. (CCC+/B3)
650,000	0.00/14.00	§	02/01/2009	396,500
5,500,000	11.00		03/15/2010	4,757,500

SBA Communications Corp. (B-/B3)†
6,000,000	10.25		02/01/2009	5,940,000

Spectrasite Holdings, Inc. (B-/B3)§
1,500,000	0.00/12.88		03/15/2010	742,500

Triton PCS Holdings, Inc. (CCC+/B3)§
9,000,000	0.00/11.00		05/01/2008	7,020,000

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Telecommunications-Cellular – (continued)
Triton PCS, Inc. (CCC+/B3)†
$ 2,000,000	9.38%	02/01/2011	$ 1,925,000

Winstar Communications, Inc. (D/Ca)V
1,000,000	12.75	04/15/2010	15,000

			95,341,865

Textiles – 0.1%
Galey & Lord, Inc. (B-/Ca)
2,000,000	9.13	03/01/2008	1,120,000

Globe Manufacturing Corp. (Ca)V
2,000,000	10.00	08/01/2008	200

			1,120,200

Transportation – 0.3%
Stena AB (BB-/Ba3)
1,000,000	10.50	12/15/2005	980,000
1,800,000	8.75	06/15/2007	1,611,000

			2,591,000

TOTAL CORPORATE BONDS
(Cost $955,237,590)			$ 812,911,111

Emerging Market Debt – 2.2%

Federal Republic of Brazil
$ 1,040,000	12.25%	03/06/2030	$ 893,100

Grupo Industrial Durango S.A. (BB-/B2)
2,400,000	12.63	08/01/2003	2,412,000

Hanvit Bank (B/Ba3)†#
1,990,000	11.75	03/01/2010	1,995,515

Indah Kiat Finance Mauritius (CC/Caa3)
1,240,000	10.00	07/01/2007	260,400

National Republic of Bulgaria (B+/B2)#
2,920,000	6.31	07/28/2011	2,252,050

Partner Communications Co., Ltd. (B-/B3) ADR
5,000,000	13.00	08/15/2010	4,450,000

PTC International Finance B.V. (B+/B2)§
870,000	0.00/10.75	07/01/2007	687,300

PTC International Finance II S.A. (B+/B2)
2,500,000	11.25	12/01/2009	2,475,000

Republic of Panama (BB+/Ba1)#
805,447	7.73	05/10/2002	793,849
610,000	9.38	04/01/2029	617,243

Republic of Philippines (BB+/Ba1)
1,200,000	10.63	03/16/2025	996,000

Republic of Poland (BBB+/Baa1)#
440,000	6.00	10/27/2014	429,275

Russian Federation (B-/B3)
1,750,000	8.75	07/24/2005	1,465,625
2,750,000	10.00	06/26/2007	2,194,844

State of Qatar (BBB+/Baa2)
1,200,000	9.75	06/15/2030	1,287,000

TOTAL EMERGING MARKET DEBT
(Cost $24,245,072)			$ 23,209,201

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
April 30, 2001 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Debt ObligationsE – 12.6%

British Pound Sterling – 4.7%
Coral Group Holdings PLC (B-/B3)†
GBP1,500,000	10.00%	02/15/2009	$ 2,167,208

Coral Group Holdings PLC (CCC)†
2,514,151	13.50	09/30/2009	3,236,845

Gala Group Holdings PLC (B-/B3)
5,500,000	12.00	06/01/2010	8,497,173

IPC Magazines Group PLC (B-/B3)
5,000,000	0.00/10.75 §	03/15/2008	4,434,552
4,000,000	9.63	03/15/2008	4,920,922

Orange PLC
2,750,000	8.88	06/01/2009	4,022,389

Polestar Corp. PLC (B/B3)
1,500,000	10.50	05/30/2008	944,130

Telewest Communications PLC (B+/B1)§
15,500,000	0.00/9.88	04/15/2009	11,640,698

United Biscuits Finance (B/B2)†
3,500,000	10.75	04/15/2011	5,232,056

William Hill Finance PLC (B-/B3)
2,750,000	10.63	04/30/2008	4,130,571

			49,226,544

Euro Currency – 6.4%
Alfa Laval Special Finance A.B. (B/B2)†
EUR 3,250,000	12.13	11/15/2010	3,200,754

BSN Financing Co., S.A. (B/B1)
2,000,000	10.25	08/01/2009	1,597,050

Completel Europe N.V. (Caa1)
1,000,000	14.00	04/15/2010	585,585

Crown Cork & Seal Finance S.A. (B/Caa3)
2,000,000	6.00	12/06/2004	887,250

Esat Telecom Group PLC (A/A2)
2,000,000	11.88	11/01/2009	2,067,293

Exodus Communications, Inc. (B/B3)
3,250,000	10.75	12/15/2009	2,105,001

FLAG Telecom Holdings Ltd. (B/B2)
2,000,000	11.63	03/30/2010	1,330,875

Flowserve Finance B.V. (B/B3)†
1,500,000	12.25	08/15/2010	1,437,345

Grohe Holding GMBH (B/B2)
10,000,000	11.50	11/15/2010	9,715,388

Huntsman ICI Chemicals (B/B2)
3,500,000	10.13	07/01/2009	3,183,009

Ineos Acrylics PLC (B+/B3)
5,250,000	10.25	05/15/2010	4,751,224

Jazztel PLC (CCC+/Caa1)
2,000,000	14.00	04/01/2009	904,995

Kappa Beheer B.V. (B/B2)§
7,250,000	0.00/12.50	07/15/2009	4,631,445

Kappa Beheer N.V. (B/B2)
5,000,000	10.63	07/15/2009	4,702,425

Neste Chemicals International OYJ (B/B3)
1,646,000	12.25	08/15/2010	1,314,372

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Debt ObligationsE – (continued)

Euro Currency – (continued)
NTL Communications Corp. (B/B2)
EUR 3,800,000	0.00/11.50	%§	11/15/2009	$ 1,416,051
9,750,000	9.88		11/15/2009	6,574,523

Ono Finance PLC (CCC+/Caa1)†
2,500,000	14.00		07/15/2010	1,907,588

PTC International Finance II S.A. (B+/B2)
2,570,000	11.25		12/01/2009	2,303,035

Slovak Wireless Finance Co. (B+/B1)
1,860,000	11.25		03/30/2007	1,699,794

Tele1 Europe B.V. (B-/B3)†
1,000,000	13.00		05/15/2009	754,162
1,000,000	11.88		12/01/2009	736,418

United Pan-Europe Communications N.V. (B-/Caa1)
1,500,000	11.25		02/01/2010	851,760

Vantico Group S.A.
9,000,000	12.00		08/01/2010	8,304,660

				66,962,002

German Mark – 1.5%
Colt Telecom Group PLC (B+/B1)
DEM 5,000,000	8.88		11/30/2007	2,132,126

Exide Holding Europe S.A. (B-/B1)†
1,250,000	9.13		04/15/2004	476,326

Impress Metal Pack Holdings (B-/B3)
10,000,000	9.88		05/29/2007	4,218,887

Ineos PLC (B-/B3)
5,000,000	8.63		04/30/2005	2,421,323

Sirona Dental Systems (B-/B2)†
13,500,000	9.13		07/15/2008	5,695,497

Texon International PLC (B/Caa1)†
2,250,000	10.00		02/01/2008	785,938

				15,730,097

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $157,526,195)				$ 131,918,643

Shares		Value

Common Stocks* – 0.3%

84,126	Aurora Foods, Inc.	$ 417,265

59,200	Colt Telecom Group PLC	817,217

62,500	Completel Europe N.V.	156,250

33,206	Intira Corp.	0

41,141	Jazztel PLC	374,149

9,132	McLeodUSA, Inc.	80,818

33,342	Pathmark Stores, Inc.	633,498

2,881	RSL Communications Ltd.	43

18,792	Tele1 Europe Holding AB ADR	69,531

7,069	World Access, Inc.	424

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Shares		Value

Common Stocks* – (continued)

3,044	WRC Media Corp.	$ 0

TOTAL COMMON STOCKS
(Cost $1,217,347)		$ 2,549,195

Shares	Interest Rate	Maturity Date	Value

Preferred Stocks – 3.0%

Avecia Group PLC (B-/B3)‡
50,388	16.00%	07/01/2010	$ 1,259,700

Crown Castle International Corp. (CCC+/Caa)‡
5,881	12.75	12/15/2010	5,586,950

CSC Holdings, Inc. (B+/B1)
63,359	11.75	10/01/2007	6,906,131
82,194	11.13	04/01/2008	8,876,952

Eagle-Picher Holdings, Inc. (CCC+/Ca)§
200	11.75	03/01/2008	240,000

Global Crossing Holdings Ltd. (B+/B1)‡
12,500	10.50	12/01/2008	1,100,000

Intermedia Communications, Inc. (CCC-/Caa)‡
1,584	13.50	03/31/2009	1,409,498

Nextel Communications, Inc. (CCC+/B3)‡
1,807	13.00	07/15/2009	1,499,706
4,030	11.13	02/15/2010	2,901,600

River Holding Corp. (CCC)‡
5,257	11.50	04/15/2010	157,705

Rural Cellular Corp. (CCC+/Caa)‡
2,325	12.25	05/15/2011	1,743,750

TOTAL PREFERRED STOCKS
(Cost $31,120,049)			$ 31,681,992

Units	Expiration Date	Value

Warrants* – 0.1%

ASAT Finance LLC
2,000	11/01/2006	$ 80,000

Asia Pulp & Paper Ltd.
670	05/15/2005	8,710

Avecia Group PLC
80,000	07/01/2010	90,000

Birch Telecom, Inc.
1,000	06/15/2008	55,000

Cellnet Data Systems, Inc.
3,000	09/15/2007	0

Coral Group Holdings PLC
2,000	09/30/2009	280,378

Enitel ASA
2,500	04/15/2010	0

Horizon PCS, Inc.
2,500	10/01/2010	25

Intira Corp
196,088	02/25/2002	0
Units	Expiration Date	Value

Warrants* – continued

Jostens, Inc.
3,500	05/01/2010	$ 7,000

Knology, Inc.
1,750	10/15/2007	3,500

Leap Wireless International, Inc.
1,500	04/15/2010	0

Mattress Discounters Holding Corp.
750	07/15/2007	5,625

Merrill Corp.
1,500	05/01/2009	0

Ono Finance PLC
6,250	05/01/2009	255,881

Pathnet, Inc.
1,500	04/15/2008	1,500

Pliant Corp.
7,000	06/10/2001	56,000

Republic Technologies International LLC
2,000	07/15/2009	20

V2 Music Holdings PLC
1,750	04/15/2008	0

WAM!Net, Inc.
3,750	03/01/2005	18,750

Worldwide Flight Services, Inc.
750	08/15/2007	75

TOTAL WARRANTS
(Cost $613,155)		$ 862,464

TOTAL INVESTMENTS
(Cost $1,169,959,408)*		$ 1,003,132,606

†
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration. The market value of 144A securities amounts to $142,183,347 as of April 30, 2001.

§	These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.

E	The principal amount of each security is stated in the currency in which the bond is denominated. See below.
DEM = German Mark.
EUR = Euro currency.
GBP = Great Britain Pound.

#	Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 2001.

‡	Pay-in-kind securities.

*	Non-income producing security.

V	Security currently in default.

@	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

Assets:

Investment in securities, at value ($1,169,959,408)	$1,003,132,606
Cash, at value	4,398,303
Receivables:
Interest, at value	28,423,235
Forward foreign currency exchange contracts, at value	9,549,591
Fund shares sold	5,981,848
Investment securities sold, at value	2,579,940
Reimbursement from investment adviser	122,704
Deferred organization expenses, net	8,057
Other assets, at value	136,161

Total assets	1,054,332,445

Liabilities:

Payables:
Fund shares repurchased	2,524,964
Investment securities purchased, at value	2,267,845
Income distribution	2,212,199
Amounts owed to affiliates	869,654
Forward foreign currency exchange contracts, at value	130,744
Accrued expenses and other liabilities, at value	151,087

Total liabilities	8,156,493

Net Assets:

Paid-in capital	1,226,977,780
Accumulated undistributed net investment income	1,221,588
Accumulated net realized loss on investment and foreign currency related transactions	(24,463,598)
Net unrealized loss on investments and translation of assets and liabilities denominated in foreign currencies	(157,559,818)

NET ASSETS	$1,046,175,952

Net asset value, offering and redemption price per share: (a)
Class A	$7.98
Class B	$7.98
Class C	$7.97
Institutional	$7.99
Service	$7.99

Shares outstanding:
Class A	63,451,357
Class B	5,580,653
Class C	1,690,264
Institutional	60,273,850
Service	52,734

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	131,048,858

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0471) for Class A shares is $8.36. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

Investment income:

Interest	$60,557,222
Dividends	1,743,885

Total income	62,301,107

Expenses:

Management fees	3,690,197
Distribution and Service fees (a)	816,784
Transfer Agent fees (b)	586,335
Custodian fees	262,192
Registration fees	66,229
Professional fees	26,011
Trustee fees	4,901
Amortization of deferred organization expenses	3,189
Service share fees	1,004
Other	50,239

Total expenses	5,507,081

Less — expense reductions	(286,240)

Net expenses	5,220,841

NET INVESTMENT INCOME	57,080,266

Realized and unrealized gain (loss) on investment and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	(9,215,154)
Foreign currency related transactions	7,503,524
Net change in unrealized gain (loss) on:
Investments	(11,735,411)
Translation of assets and liabilities denominated in foreign currencies	(10,347,020)

Net realized and unrealized loss on investment and foreign currency transactions	(23,794,061)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,286,205

(a)	Class A, Class B and Class C had distribution and service fees of $562,108, $197,869 and $56,807, respectively.

(b)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $427,203, $37,595, $10,793, $110,664 and $80, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 (Unaudited)

From operations:

Net investment income	$ 57,080,266
Net realized loss on investment and foreign currency transactions	(1,711,630)
Net change in unrealized gain (loss) on investments and foreign currency	(22,082,431)

Net increase in net assets resulting from operations	33,286,205

Distributions to shareholders:

From net investment income
Class A Shares	(23,960,061)
Class B Shares	(1,966,418)
Class C Shares	(565,030)
Institutional Shares	(30,585,322)
Service Shares	(21,256)

Total distributions to shareholders	(57,098,087)

From share transactions:

Proceeds from sales of shares	623,850,211
Reinvestment of dividends and distributions	43,121,791
Cost of shares repurchased	(472,906,200)

Net increase in net assets resulting from share transactions	194,065,802

TOTAL INCREASE	170,253,920

Net assets:

Beginning of period	875,922,032

End of period	$1,046,175,952

Accumulated undistributed net investment income	$ 1,221,588

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Changes in Net Assets
For the Year Ended October 31, 2000

From operations:

Net investment income	$ 81,792,819
Net realized loss on investment and foreign currency transactions	(8,443,395)
Net change in unrealized gain (loss) on investments and foreign currency	(72,517,018)

Net increase in net assets resulting from operations	832,406

Distributions to shareholders:

From net investment income
Class A shares	(51,619,818)
Class B shares	(3,819,934)
Class C shares	(1,022,081)
Institutional shares	(32,870,243)
Service shares	(44,000)
In excess of net investment income
Class A shares	(1,135,142)
Class B shares	(84,002)
Class C shares	(22,476)
Institutional shares	(722,831)
Service shares	(968)

Total distributions to shareholders	(91,341,495)

From share transactions:

Proceeds from sales of shares	443,991,118
Reinvestment of dividends and distributions	63,743,194
Cost of shares repurchased	(373,740,054)

Net increase in net assets resulting from share transactions	133,994,258

TOTAL INCREASE	43,485,169

Net assets:

Beginning of year	832,436,863

End of year	$875,922,032

Accumulated undistributed net investment income	$ 1,239,409

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total income (loss) from investment operations	From net investment income	In excess of net investment income	Total Distributions

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2001 - Class A Shares	$ 8.18	$0.43	(c)	$(0.20)	$ 0.23	$(0.43)	$ —	$(0.43)
2001 - Class B Shares	8.18	0.40	(c)	(0.20)	0.20	(0.40)	—	(0.40)
2001 - Class C Shares	8.17	0.40	(c)	(0.20)	0.20	(0.40)	—	(0.40)
2001 - Institutional Shares	8.19	0.44	(c)	(0.20)	0.24	(0.44)	—	(0.44)
2001 - Service Shares	8.19	0.43	(c)	(0.21)	0.22	(0.42)	—	(0.42)

FOR THE YEARS ENDED OCTOBER 31,

2000 - Class A Shares	9.07	0.84	(c)	(0.78)	0.06	(0.93)	(0.02)	(0.95)
2000 - Class B Shares	9.08	0.78	(c)	(0.80)	(0.02)	(0.86)	(0.02)	(0.88)
2000 - Class C Shares	9.07	0.78	(c)	(0.80)	(0.02)	(0.86)	(0.02)	(0.88)
2000 - Institutional Shares	9.08	0.88	(c)	(0.79)	0.09	(0.96)	(0.02)	(0.98)
2000 - Service Shares	9.08	0.83	(c)	(0.78)	0.05	(0.92)	(0.02)	(0.94)

1999 - Class A Shares	9.16	0.85		(0.10)	0.75	(0.84)	—	(0.84)
1999 - Class B Shares	9.16	0.77		(0.09)	0.68	(0.76)	—	(0.76)
1999 - Class C Shares	9.16	0.78		(0.11)	0.67	(0.76)	—	(0.76)
1999 - Institutional Shares	9.17	0.90	(c)	(0.12)	0.78	(0.87)	—	(0.87)
1999 - Service Shares	9.17	0.86	(c)	(0.12)	0.74	(0.83)	—	(0.83)

1998 - Class A Shares	9.97	0.82		(0.85)	(0.03)	(0.78)	—	(0.78)
1998 - Class B Shares	9.97	0.75		(0.86)	(0.11)	(0.70)	—	(0.70)
1998 - Class C Shares	9.97	0.75		(0.86)	(0.11)	(0.70)	—	(0.70)
1998 - Institutional Shares	9.97	0.84		(0.83)	0.01	(0.81)	—	(0.81)
1998 - Service Shares	9.97	0.80		(0.84)	(0.04)	(0.76)	—	(0.76)

FOR THE PERIOD ENDED OCTOBER 31,

1997 - Class A Shares (commenced August 1)	10.00	0.17		(0.02)	0.15	(0.17)	(0.01)	(0.18)
1997 - Class B Shares (commenced August 1)	10.00	0.15		(0.02)	0.13	(0.15)	(0.01)	(0.16)
1997 - Class C Shares (commenced August 15)	9.97	0.14		0.01	0.15	(0.14)	(0.01)	(0.15)
1997 - Institutional Shares (commenced August 1)	10.00	0.18		(0.02)	0.16	(0.18)	(0.01)	(0.19)
1997 - Service Shares (commenced August 1)	10.00	0.17		(0.02)	0.15	(0.17)	(0.01)	(0.18)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account. Total returns for less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

GOLDMAN SACHS HIGH YIELD FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$7.98	2.86%	$506,264	1.16	% (b)	10.66	% (b)	1.21	% (b)	10.61	% (b)	34%
7.98	2.48	44,549	1.91	(b)	9.95	(b)	1.96	(b)	9.90	(b)	34
7.97	2.48	13,468	1.91	(b)	9.96	(b)	1.96	(b)	9.91	(b)	34
7.99	3.06	481,474	0.76	(b)	11.04	(b)	0.81	(b)	10.99	(b)	34
7.99	2.93	421	1.26	(b)	10.60	(b)	1.31	(b)	10.55	(b)	34

8.18	0.38	409,224	1.16		9.54		1.21		9.49		55
8.18	(0.48)	37,085	1.91		8.79		1.96		8.74		55
8.17	(0.48)	8,933	1.91		8.78		1.96		8.73		55
8.19	0.77	420,284	0.76		9.99		0.81		9.94		55
8.19	0.15	396	1.26		9.39		1.31		9.34		55

9.07	8.06	524,674	1.16		9.06		1.22		9.00		59
9.08	7.38	39,907	1.91		8.30		1.97		8.24		59
9.07	7.26	10,078	1.91		8.26		1.97		8.20		59
9.08	8.49	257,498	0.76		9.50		0.82		9.44		59
9.08	7.95	280	1.26		8.92		1.32		8.86		59

9.16	(0.70)	401,626	1.09		8.25		1.36		7.98		113
9.16	(1.43)	29,256	1.84		7.61		1.88		7.57		113
9.16	(1.43)	8,532	1.84		7.61		1.88		7.57		113
9.17	(0.32)	97,547	0.84		9.47		0.88		9.43		113
9.17	(0.79)	447	1.34		9.17		1.38		9.13		113

9.97	1.50	325,911	0.95	(b)	7.06	(b)	1.57	(b)	6.44	(b)	45
9.97	1.31	10,308	1.70	(b)	6.28	(b)	2.07	(b)	5.91	(b)	45
9.97	1.46	1,791	1.70	(b)	6.17	(b)	2.07	(b)	5.80	(b)	45
9.97	1.58	2	0.70	(b)	7.16	(b)	1.07	(b)	6.79	(b)	45
9.97	1.46	2	1.20	(b)	6.69	(b)	1.57	(b)	6.32	(b)	45

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements
April 30, 2001 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs High Yield Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

          The Fund invests primarily in non-investment grade fixed-income securities which are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, generally negative perceptions of the junk bond markets and less secondary market liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, net of foreign withholding taxes where applicable. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. Net investment income (other than class specific expenses), unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

          In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The revised version of the Guide is effective November 1, 2001 for the Fund and will require the Fund to amortize/accrete all premiums and discounts on debt securities. Currently, the Fund does amortize/accrete all such premiums and discounts and, as such, it will not be required to record any cumulative adjustments.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

          The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the portfolio’s distributions may be shown in the accompanying financial 2.  SIGNIFICANT ACCOUNTING POLICIES – (continued)

statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

          The Fund, as of its most recent tax year-end of October 31, 2000 had a capital loss carryforward of approximately $2,694,000 expiring in 2006 and 2007 for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

          At April 30, 2001, the aggregate cost of portfolio securities for federal income tax purposes is $1,170,232,812. Accordingly, the gross unrealized gain on investments is $19,559,501 and the gross unrealized loss on investments is $186,659,707 resulting in a net unrealized loss of $167,100,206.

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.

          Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific transfer agency fees.

E. Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years.

F.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

          Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and sale of investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

H.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements (continued)
April 30, 2001 (Unaudited)

3. AGREEMENTS – (continued)

assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.70% of the average daily net assets of the Fund.

          The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses), to the extent that such expenses exceed, on an annual basis, 0.02% of the average daily net assets of the Fund. For the six months ended April 30, 2001, the adviser reimbursed approximately $255,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction of the Fund’s expenses. For the six months ended April 30, 2001, custody fee reductions amounted to approximately $31,000.

          The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00%, and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

          Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $831,000 during the six months ended April 30, 2001.

          Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, and Class C Shares and 0.04% of the average daily net assets for Institutional and Services Shares.

          The Trust, on behalf of the Fund, has adopted a Service Plan. The Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50%, on an annualized basis, of the average daily net assets of the Service Shares.

As of April 30, 2001, the amounts owed to affiliates were approximately $617,000, $149,000 and $104,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

Cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the six months ended April 30, 2001, were $524,913,639 and $328,666,573, respectively.

Forward Foreign Currency Exchange Contracts —  The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS HIGH YIELD FUND

4. PORTFOLIO SECURITIES TRANSACTIONS – (continued)

At April 30, 2001, the Fund had the following outstanding forward foreign currency exchange contracts:

Open Foreign Currency Sale Contracts	Value on Settlement Date	Current Value	Unrealized
			Gain	Loss

British Pound
expiring 11/30/2001	$ 5,539,040	$ 5,186,493	$ 352,547	$ —
expiring 1/30/2002	2,269,468	2,133,664	135,804	—
expiring 4/2/2002	23,364,790	22,981,189	383,601	—
expiring 7/15/2002	15,031,075	14,685,102	345,973	—
expiring 10/15/2002	8,037,460	8,012,952	24,508	—
Euro Currency
expiring 5/1/2001	2,804,608	2,357,172	447,436	—
expiring 5/15/2001	15,344,084	12,737,136	2,606,948	—
expiring 6/1/2001	15,456,997	13,239,709	2,217,288	—
expiring 11/30/2001	17,943,973	16,624,623	1,319,350	—
expiring 1/30/2002	6,677,467	6,363,482	313,985	—
expiring 4/1/2002	2,007,542	2,000,543	6,999	—
expiring 4/2/2002	7,912,834	7,792,898	119,936	—
expiring 4/2/2002	16,466,825	16,597,569	—	130,744
expiring 7/15/2002	23,106,941	21,850,568	1,256,373	—

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$161,963,104	$152,563,100	$9,530,748	$130,744

Closed but Unsettled Forward Currency Contracts	Purchase Value	Sale Value	Realized
			Gain	Loss

Euro Currency
expiring 6/1/2001	$1,312,845	$1,331,688	$18,843	$—

TOTAL CLOSED BUT UNSETTLED FORWARD CURRENCY CONTRACTS	$1,312,845	$1,331,688	$18,843	$—

          The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2001, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

5. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the six months ended April 30, 2001, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements (continued)
April 30, 2001 (Unaudited)

6. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended April 30, 2001 (Unaudited)		For the Year Ended October 31, 2000

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	26,495,264	$214,487,484	19,056,447	$169,054,727
Reinvestment of dividends and distributions	2,237,781	18,019,756	4,542,703	40,044,057
Shares repurchased	(15,336,900)	(123,112,920)	(31,366,746)	(276,325,256)

	13,396,145	109,394,320	(7,767,596)	(67,226,472)

Class B Shares
Shares sold	1,586,717	12,931,948	1,241,333	10,926,770
Reinvestment of dividends and distributions	108,136	869,884	222,778	1,995,647
Shares repurchased	(647,804)	(5,207,069)	(1,331,046)	(11,730,966)

	1,047,049	8,594,763	133,065	1,191,451

Class C Shares
Shares sold	792,424	6,428,223	660,391	5,863,650
Reinvestment of dividends and distributions	34,383	276,431	68,188	601,201
Shares repurchased	(229,679)	(1,850,596)	(746,805)	(6,585,241)

	597,128	4,854,058	(18,226)	(120,390)

Institutional Shares
Shares sold	48,006,617	389,949,847	29,546,300	257,772,971
Reinvestment of dividends and distributions	2,964,718	23,955,720	2,414,141	21,102,221
Shares repurchased	(42,043,361)	(342,718,290)	(8,969,936)	(78,885,981)

	8,927,974	71,187,277	22,990,505	199,989,211

Service Shares
Shares sold	6,481	52,709	41,484	373,000
Reinvestment of dividends and distributions	—	—	7	68
Shares repurchased	(2,172)	(17,325)	(23,927)	(212,610)

	4,309	35,384	17,564	160,458

NET INCREASE	23,972,605	$194,065,802	15,355,312	$133,994,258

F U N D S  P R O F I L E

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $280 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

1  An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Goldman Sachs Research Select FundSM , Internet Tollkeeper FundSM and the CORESM Funds are service marks of Goldman, Sachs & Co.

*Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co. is the distributor of the Fund.

The Goldman Sachs High Yield Fund invests primarily in high yield, lower rated securities which involve greater price volatility and present greater risks than higher rated fixed income securities. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs High Yield Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: June 29, 2001 / 01-923 FI/HYSAR / 12.2K / 06-01